UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2021

LGBTQ LOYALTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54867	80-0671280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 947-6133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

As used in this Current Report, all references to the terms “we”, “us”, “our”, “LGBTQ Loyalty” or the “Company” refer to LGBTQ Loyalty Holdings, Inc. and its direct and indirect wholly-owned subsidiaries, unless the context clearly requires otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include, but are not limited to, statements regarding the anticipated impact of certain events on the Company’s financial statements. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of information or financial statements with the Securities and Exchange Commission. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 1.01	Entry into a Material Definitive Agreement.

On May 27, 2021, we entered into a Securities Purchase Agreement (the “SPA”) with GHS Investments, LLC (the “Purchaser”), a Nevada limited liability company, pursuant to which the Company will have the right in its sole discretion for a period of one year from the date of the SPA, to sell up to $10 million of Common Stock (subject to certain limitations) to GHS Investments, which has no right to require the Company to sell any shares, following the effectiveness of a registration statement with the Securities and Exchange Commission registering the Common Stock issuable pursuant to the SPA and other customary closing conditions, as detailed in the SPA. The purchase price for the Common Stock is a fixed price per share equal to seventy percent (70%) of the lowest volume weighted average price (VWAP) during the twenty (20) trading day period immediately preceding, but not including, the date the registration statement is filed, subject to a trading price floor. The trading price floor is a fixed price, equaling the lowest VWAP for the Company’s Common Stock during the twenty (20) trading days preceding the filing of the registration statement. Each Closing shall be for at least $10,000 of Common Stock, and shall not exceed the lesser of (1) $500,000 of Common Stock, (2) 100% of the average daily trading volume for the Common Stock during the five (5) Trading Days preceding such Closing date and (3) 4.99% of the then total outstanding number of shares of Common Stock of the Company.

The Purchaser irrevocably agrees to purchase the common stock, subject to an event of default. Pursuant to the SPA, an event of default means any of the following events: (i) the suspension, cessation from trading or delisting of the Company’s Common Stock on the Principal Market for a period of two (2) consecutive trading days or more; (ii) the failure by the Company to timely comply with the reporting requirements of the Exchange Act (including applicable extension periods); (iii) the failure for any reason by the Company to issue Commitment Shares or Common Stock to the Purchaser within the required time periods; (iv) the Company breaches any representation, warranty, covenant or other term of condition contained in the definitive agreements between the parties; (v) the Company files or threatens to file for Bankruptcy or receivership or any money judgment writ, liquidation or a similar process is entered by or filed against the Company for more than $50,000 and remains unvacated, unbonded or unstayed for a period of twenty (20) calendar days; (vi) any cessation of operations by the Company or failure by the Company to maintain any assets, intellectual, personal or real property or other assets which are necessary to conduct its business (vii) the Company shall lose the “bid” price for its Common stock on the Principal Market; (viii) if at any time the Common Stock is no longer DWAC eligible; or (ix) the Registration Statement registering the resale of the Registrable Securities ceases to be effective for any reason.

In connection with the execution and delivery of the SPA, the Company shall issue to the Purchaser Commitment Shares equal to $100,000 worth of the Company’s Common Stock, with each share valued at the VWAP on the trading day immediately preceding the date of the SPA. The Commitment Shares shall be deemed earned upon the date they are due to be issued.

From the date of the SPA until the date when the Purchaser no longer holds any Securities, upon any issuance by the Company or any of its subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, indebtedness or a combination of units hereof (a “Subsequent Financing”), Purchaser may elect, in its sole discretion, to exchange (in lieu of conversion), if applicable, all or some of the Securities then held for any securities or units issued in a Subsequent Financing on a $1.00 for $1.00 basis.

From the date hereof until the date that is the 12 month anniversary of the Closing Date, upon a Subsequent Financing, Purchaser shall have the right to participate up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the document as filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information required by this Item 3.02 is set forth under Item 1.01 above and is hereby incorporated by reference in response to this Item 3.02. The Common Stock issued to Purchaser pursuant to the SPA were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 8.01	Other Events

On May 28, 2021, the Company issued a press release tilted, “LGBTQ Loyalty Announces $10M Financing Commitment From NYC-based Investment Group.” The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Securities Purchase Agreement with GHS Investments, LLC*
99.1	Press Release tilted “LGBTQ Loyalty Announces $10M Financing Commitment From NYC-based Investment Group”*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ LOYALTY HOLDINGS, INC.

Date: May 28, 2021	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Executive Officer

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